CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

February 8, 2006

Dear Shareholder,

     You are cordially invited to attend the 2006 annual meeting of shareholders of Canandaigua National Corporation. Our annual meeting will be held in the Board Room on the second floor of the Main Office at 72 South Main Street, Canandaigua, NY, on Wednesday, March 8, 2006, at 1:00 p.m.

Shareholders will elect four Class 1 Directors for terms of three years. Information about the nominees can be found in the attached proxy statement.

Whether or not you presently plan to attend the meeting, please indicate your vote by using the enclosed proxy card. You may withdraw your proxy if you attend the meeting and wish to vote in person.

I urge you to vote for the election of all four nominees.

George W. Hamlin, IV
President and CEO

CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME 1:00 p.m., Eastern Standard Time, on Wednesday, March 8, 2006

PLACE The Canandaigua National Bank and Trust Company
72 South Main Street
Board Room - Second Floor
Canandaigua, NY 14424

ITEMS OF BUSINESS (1) To elect four Class 1 Directors for a term of three (3) years and until their successors have been elected and qualified.

(2) To transact such other business as may properly come before the meeting and any adjournments thereof.

RECORD DATE Holders of the Common Stock of record at 5:00 p.m., on January 11, 2006, are entitled to vote at the meeting.

VOTING     It is important that your shares be represented and voted at the meeting. You can vote your shares by proxy by using the following method: Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Annual Meeting of Shareholders. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on any matter brought before the meeting.

February 8, 2006

/s/Robert G. Sheridan
Robert G. Sheridan
Secretary

CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

     This Proxy Statement is being mailed to holders of common stock in connection with solicitation of proxies by the Board of Directors of Canandaigua National Corporation ("the Corporation") for use at the Annual Meeting of Shareholders to be held Wednesday, March 8, 2006, at 1:00 p.m., at the offices of the Corporation, 72 South Main Street, Canandaigua, NY 14424 and any adjournment thereof. Each proxy that is properly executed and returned will be voted at the meeting and, if a choice is specified therein, will be voted in accordance with the specification made. If no choice is specified, it will be voted in favor of the proposals set forth in the notice enclosed herewith. Any proxy may be revoked by the person giving it at any time prior to its exercise, by submitting a proxy with a later date or by voting in person at the meeting.

     Only shareholders of record as of the close of business on January 11, 2006, are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding and entitled to vote 479,934 shares of common stock. Each share of common stock is entitled to one vote. A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

     If your shares are registered in your name on the Corporation's stock records, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to vote your shares in person or by proxy at the Annual Meeting. The Corporation has sent its proxy materials directly to you, including a proxy card for you to use. If you hold shares of common stock through an account with a broker, bank, or other nominee rather than directly in your own name, then your broker, bank, or other nominee is considered the shareholder of record, and you are considered the beneficial owner of these shares. The Corporation has supplied copies of its proxy materials for its 2006 Annual Meeting to the broker, bank, or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares at the annual meeting. The broker, bank, or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.

     The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Directors are elected by a plurality of the votes cast by shareholders entitled to vote in the election. Proxies indicating abstentions and broker non-votes are counted as present for quorum purposes but are not counted for or against the election of directors.

     This Proxy Statement and the accompanying proxy are being mailed by first-class mail on or about February 21, 2006. All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table Ssets forth below, as of January 11, 2006, is the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner ("beneficial ownership" as used in this Proxy Statement is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the Corporation's outstanding common stock, the number of shares beneficially owned, and the percentage of the Corporation's outstanding common stock so owned. and the percentage of class of the Corporation's common stock beneficially owned by all Directors and Executive Officers of the Corporation as a group:

George W. Hamlin, IV, Director, President and Chief Executive Officer 47 Gibson Street, Canandaigua, NY	29,298	6.10%

The Canandaigua National Bank and Trust Company held in various fiduciary capacities 72 South Main St., Canandaigua, NY	40,281	8.39%

     As of January 11, 2006, the Trust Department of The Canandaigua National Bank and Trust Company ("the Bank") held in various fiduciary capacities 155,251 shares or 32.35%, of the outstanding shares. The Trust Department of the Bank has the power to vote 40,281 shares, or 8.39%, of the outstanding shares. These shares are included within the total set forth above and within the table that follows.

1.

The following table sets forth as of January 11, 2006, the amount and percentage of the common stock of the Corporation beneficially owned by each Director and each executive officer.
Name and Address	Shares of Common Stock Owned[1]	Options Exercisable	Total	Total Percent of Class
Patricia A. Boland, Director Canandaigua, NY	150	-	150	0.03%
James S. Fralick, Director Canandaigua, NY	300	-	300	0.06%
Daniel P. Fuller, Director Canandaigua, NY	655	-	655	0.14%
Frank H. Hamlin, III, Director Canandaigua, NY	962	-	962	0.20%
George W. Hamlin, IV, Director, President and Chief Executive Officer Canandaigua, NY	19,750	9,548	29,298	6.10%
Stephen D. Hamlin, Director Canandaigua, NY	7,619	-	7,619	1.59%
Richard P. Miller, Jr., Director Oneonta, NY	30	-	30	0.01%
Thomas S. Richards, Director Rochester, NY	100	-	100	0.02%
Robert G. Sheridan, Director and Secretary Canandaigua, NY	547	4,273	4,820	1.00%
Caroline C. Shipley, Director Canandaigua, NY	553	-	553	0.12%
Sue S. Stewart, Director Victor, NY	110	-	110	0.02%
Alan J. Stone, Director Honeoye, NY	13,818	-	13,818	2.88%
Joseph L. Dugan,[2] Senior Vice President Victor, NY	75	-	75	0.02%
Richard H. Hawks, Jr.,[2] Senior Vice President Naples, NY	2,984	2,295	5,279	1.10%
James C. Minges,[2] Senior Vice President Canandaigua, NY	676	2,787	3,463	0.72%
The Canandaigua National Bank and Trust Company held in various fiduciary capacities	40,281	-	40,281	8.39%
All Directors and executive officers as a group (15 individuals) and fiduciary capacities	88,610	18,903	107,513	22.40%

1 Includes shares held directly, as well as shares held jointly with family members, and shares held in retirement accounts, in a fiduciary capacity, by certain of the individual's family members, or held by trusts of which the individual is a trustee or substantial beneficiary, with respect to which shares the individual may be deemed to have sole or shared voting or investment powers, and shares which may be acquired under option agreements as defined in Rule 13d-3.

2Officer of subsidiary, The Canandaigua National Bank and Trust Company, only.

2.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The family relationships between the above-named Directors are as follows: Frank H. Hamlin, III is the son of George W. Hamlin, IV. Stephen D. Hamlin is the first cousin of George W. Hamlin, IV.

     Directors and executive officers of the Corporation and their associates are, as they have been in the past, customers of, and have had financial transactions with, The Canandaigua National Bank and Trust Company, and additional transactions may be expected to occur in the future between such persons and the bank or other subsidiaries of the Corporation. Any loans from The Canandaigua National Bank and Trust Company to such persons and their associates outstanding at any time since the beginning of 2005 were made, in accordance with the Provisions of Regulation O, in the ordinary course of business of the bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than normal risk of collectibility or present other unfavorable features.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than ten percent of the Corporation's common stock, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors, and greater than ten percent shareholders are required by the rules of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file. Except for the late filing disclosure set forth below, to the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation or written representations that no reports were required, the Corporation believes that the filing requirements of Section 16(a) were satisfied by its Directors and Officers except for the following reports: the initial statements of ownership for Sandra U. Roberts and Scott B. Trumbower, who joined the management group of The Canandaigua National Bank and Trust Company on January 1, 2005, were filed on October 18, 2005, neither individual had other reportable transactions in the stock of the Corporation during the year; a sale of 40 shares of common stock on June 8, 2005 and a sale of 225 shares of common stock on December 13, 2005 by the spouse of Stephen D. Hamlin were not reported on a timely filed Form 4, both transactions will be reported on a Form 5 filing; Alan Stone filed a Form 4 on August 29, 2005 regarding the purchase of 110 shares of common stock on August 16, 2005; James C. Minges filed a Form 4 on January 10, 2006 regarding an option exercise to purchase 700 shares of stock on December 16, 2005; James C. Minges filed a Form 4 on January 10, 2006 regarding a redemption by the company of 149 shares of stock on December 29, 2005 pursuant to the terms of the Corporation's incentive stock option plan approved by the shareholders; Robert G. Sheridan filed a Form 4 on January 10, 2006 regarding an option exercise to purchase 323 shares of stock on December 29, 1995.

ITEM 1

ELECTION OF DIRECTORS

     The number of Directors to be elected at the 2006 Annual Meeting is four. If elected, Class 1 Directors will hold office for three years and until their successors are elected and qualified. The Board of Directors has nominated as Directors, and recommends the election of the four persons listed below as Class 1 Directors. Nominee Caroline C. Shipley is a member of the present Board and was first elected by the shareholders at the Annual Meeting held in 1984. Nominee George W. Hamlin, IV is a member of the present Board and was first elected by the shareholders at the Annual Meeting held in 1984. Nominee Sue S. Stewart is a member of the present Board and was first elected by the shareholders at the Annual Meeting held in 2000. Nominee Frank H. Hamlin, III is a member of the present Board and was first appointed by the Board in 2004. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If at the time of the Annual Meeting any of them becomes unavailable for election, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors. Management has no reason to believe that any substitute nominees will be required.

The Board of Directors recommends a vote FOR the election of all four nominees.

3.

INFORMATION ON DIRECTORS AND NOMINEES

Incumbent Class 1 Directors - Term Expiring 2006

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Caroline C. Shipley	66	1984	1984	Retired; Treasurer, First Congregational Church; Treasurer, Ontario Children's Home; Member, Board of Education Canandaigua City School District since 1979

George W. Hamlin, IV	64	1984	1979

President, CEO, CRA and Trust Officer, The Canandaigua National Bank and Trust Company 1979 - present;
Director of the Federal Reserve Bank of New York 1997 - 2002;
Chair, Thompson Health System;
Chair, Eastman School of Music;
Director, University of Rochester Medical Center;
Director, Center for Governmental Research;
Chair, Investment Committee - Monroe Fund
Director, New York Wine and Culinary Center

Sue S. Stewart	63	2000	2000	Vice President and General Counsel, University of Rochester 2003 - present. Partner, Nixon, Peabody, LLP 1978 - 2001 Managing Partner Rochester Office 1998 - 2000

Frank H. Hamlin, III	33	2004	2004	Attorney, June 2002 - present Partner, Jones, Parks & Hamlin 2001-2002 Legal Aide, Office of New York State Attorney General 1999 - 2000

Class 3 Directors - Term Expiring 2007

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Robert G. Sheridan	57	1984	1992	Senior Vice President and Cashier, The Canandaigua National Bank and Trust Company 1989 - present; President, CNB Mortgage Company 2002 - present Trustee, Granger Homestead Society

Patricia A. Boland	70	1986	1986	Retired Educator; Retired Mayor, City of Canandaigua President, Granger Homestead Society Board of Trustees Chairperson, Granger Homestead Society Education Committee

Alan J. Stone	65	1986	1986

Director, Stone Construction Equipment, Inc. 1968 - present;
Managing Member, Stone Family Properties 1986 - present;
Member, City Mini Storage 1999 - present;
Chairman of the Board, Canandaigua National Corporation 1994 - 2004
CEO, Stone Construction Equipment, Inc. until 1986.

Richard P. Miller, Jr.	62	1998	1998

President, Hartwick College 2003 - present;
Vice Chancellor & Chief Operating Officer, State University of New York 2000 - 2003;
Senior Vice President & Chief Operating Officer, University of Rochester 1996 - 2000

4.

Class 2 Directors - Term Expiring 2008

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Stephen D. Hamlin	69	1984	1973	Retired cultural leader; Chief Executive Officer, Sonnenberg Gardens, February 1996-2000 Vice President, Schlegel Corp. 1963 - 1984

James S. Fralick	63	1998	1998

Retired Adjunct Professor, Economics, Syracuse University 1998 - 2003;
Retired Executive Director, Morgan Stanley & Co.1983 - 1997;
Chairman of the Board, Canandaigua National Corporation 2004 - present

Daniel P. Fuller	55	1996	1996	President and General Manager, Bristol Mountain Ski Resort December 1984 - present General Manager, Roseland Waterpark 2003 - present

Thomas S. Richards	62	2004	2004

Corporation Counsel, City of Rochester January 1, 2006 - present
Chairman, President and Chief Executive Officer, RGS Energy Group, Inc., and Rochester Gas and Electric Corporation 1998 - 2002
Trustee, University of Rochester
Trustee, Rochester Institute of Technology

COMMITTEES OF THE BOARD OF DIRECTORS

The Directors of the Corporation and the Directors of The Canandaigua National Bank and Trust Company are the same people.

     The Corporation has an Audit Committee, but does not have standing Compensation or Nominating Committees. These functions are performed by committees of the Board of The Canandaigua National Bank and Trust Company.

     The Nominating and Governance Committee consists of five Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed by the Board of Directors each year. Members of the Committee are as follows:

Patricia A. Boland	Richard P. Miller, Jr.	Thomas S. Richards
Sue S. Stewart	Caroline C. Shipley	George W. Hamlin, IV (ex-officio)

     The Nominating and Governance Committee met three times during 2005 to determine personal and professional qualifications for Board of Director candidates. A current copy of the Charter of the Nominating and Governance Committee is available to shareholders on the Corporation's website at www.cnbank.com. The Committee reviews the qualifications of and interviews candidates for Director and makes recommendations to the Board of Directors. In its deliberations, the Nominating and Governance Committee considers the skills represented among the existing Board members and identifies any particular qualifications that might be sought in new Directors for the purpose of augmenting the skills and experience represented on the Board, all in the context of the perceived needs of the Board at that time.

     In addition, the Board will consider nominations submitted by shareholders. Any shareholder wishing to make such a nomination should submit it to the Secretary of the Corporation. Notice of intention to make any nominations, other than by the Board of Directors, must be made in writing and must be received by the Secretary of the Corporation no less than twenty (20) days prior to any meeting of shareholders called for the election of Directors. Such notification should contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (d) the number of shares of common stock of the Corporation owned by the notifying shareholder.

     Shareholders may communicate with the Board of Directors by sending such communications to the attention of Robert G. Sheridan, Secretary, who will forward all such communications to the Board of Directors.

     The Board of Directors of the Corporation held 12 meetings during 2005. No incumbent Director of the Corporation attended fewer than 75% of the aggregate of all the meetings of the Board of Directors and the Committees of which they were members except Sue S. Stewart, who attended one of four scheduled meetings of the Trust Investment Committee. Directors are encouraged to attend the annual meeting of shareholders. All Directors who were serving at the time of the prior year's annual meeting attended the meeting.

5.

     The Audit Committee consists of four Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed annually by the Board of Directors. Members of the Committee are:

Patricia A. Boland	Caroline C. Shipley	Stephen D. Hamlin	Thomas S. Richards

     The Audit Committee met six times during 2005 to supervise the internal audit and compliance activities of the Bank. The function of the Committee is to make or cause to be made suitable examinations every year and to insure that the Bank's activities are being conducted in accordance with the law and the banking rules and regulations established by the Comptroller of the Currency, other regulatory and supervisory authorities, and in conformance with established policy. The Committee works directly with the internal auditor to review audit plans, staffing, and the results of individual audits. At least annually, the Committee meets in executive session independently with both the internal and external auditors. In addition, the Audit Committee retains the services of a reputable independent certified public accounting firm. The Committee receives and reviews the reports of the independent registered public accounting firm and presents them to the Board of Directors with comments and recommendations. At least once during each twelve-month period, this Committee makes audits of the Trust Department or causes audits to be made and ascertains whether an adequate review of the assets in each trust has been made. A copy of the Audit Committee Charter is attached as an exhibit to this Proxy Statement and is available on the Corporation's website at www.cnbank.com.

REPORT OF THE AUDIT COMMITTEE

Following is the report of the Audit Committee with respect to the Corporation's audited financial statements for the fiscal year ended December 31, 2005.

     The purpose of the Audit Committee is to assist the Board in its general oversight of the Corporation's financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the Committee. The Audit Committee is comprised solely of independent directors as defined by applicable SEC rules.

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP, the Corporation's independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on: (i) management's assessment of the effectiveness of internal control over financial reporting, and (ii) the effectiveness of internal control over financial reporting.

     In connection with the preparation of the consolidated financial statements for fiscal 2005, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Corporation's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Committee also reviewed the report of management contained in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC, as well as KPMG LLP's Report of Independent Registered Public Accounting Firm included in the Corporation's Annual Report on Form 10-K related to its audit of: (i) the consolidated financial statements, (ii) management's assessment of the effectiveness of internal controls over financial reporting and (iii) the effectiveness of internal controls over financial reporting. The Committee continues to oversee the Corporation's efforts related to its internal control over financial reporting.

     The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In addition, KPMG LLP has provided the Audit Committee with the written disclosures required by the Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees," and the Audit Committee has discussed with KPMG LLP their firm's independence.

     Based on their review of the consolidated financial statements and discussions with and representations from management and KPMG LLP referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for fiscal year 2005, for filing with the Securities and Exchange Commission.

6.

     The Corporation appointed KPMG LLP as auditors for the fiscal years ending December 31, 2005, and December 31, 2004.  All services provided by the external auditor are to be pre-approved by the Audit Committee. The Chair of the Audit Committee may approve engagement of services that arise between Audit Committee meetings. External auditors are prohibited from providing the following non-audit services: bookkeeping; financial information systems design and implementation; appraisal or valuation; actuarial services; internal audit outsourcing; management functions or human resources; broker dealer, investment advisor or investment banking; legal or expert services unrelated to the audit; any other service determined by the Board to be impermissible. The lead external audit partner and the SEC reviewing partner are required to rotate off the engagement after 5 years and must stay off the engagement for 5 years. Other partners (non-lead, tax or other specialist partners) must rotate after seven years and must stay off the engagement for two years. The Audit Committee will evaluate the partners on the account to ensure they meet the rotation requirement at time of audit proposal.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for 2005 and 2004, and fees billed for other services rendered by KPMG LLP:

	2005		2004

Financial Statement Audit:	$295,000	(2)	$197,700

All other fees:
Audit related fees (1)	$13,000		$12,000

Other non-audit fees - income tax compliance	$25,000		$29,400

(1)Audit related fees consist of audits of financial statements of employee benefit plans and regulatory compliance audits.
(2)Includes $75,000 for fees related to the 2004 audit.

     Audit Committee Financial Expert   The Corporation's Board of Directors does not have a "financial expert" serving on its Audit Committee. It is the opinion of the Board of Directors that the cumulative experience of the directors serving on the Audit Committee is adequate to provide appropriate oversight of the audit functions.

     The Officers' Compensation Committee consists of five Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed by the Board of Directors each year. The Chief Executive Officer is a non-voting, ex-officio member of the Committee

     The Officers' Compensation Committee met five times during 2005 to perform annual reviews of officers' performance. Based on the Committee's reviews, recommendations on officers' titles and salaries for the upcoming year are made to the Board of Directors for approval.

Officers' Compensation Committee Report on Executive Compensation

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Corporation specifically requests that such information be treated as "soliciting material" or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

     The Officers' Compensation Committee is responsible for determining and recommending to the full Board the compensation of the Corporation's executive officers, including the executive officers identified in the Summary Compensation Tables on the following pages of this proxy statement. Through its work the Compensation Committee endeavors to maintain executive compensation that is fair, reasonable, and consistent with the Corporation's size and the compensation practices of the financial services industry. The goal of the Committee is to attract, develop and retain high caliber executives who are capable of maximizing the Corporation's performance for the benefit of its shareholders while maintaining the philosophy of Community Banking.

     The Committee's considerations consists of, but are not limited to, analysis of the following factors: financial performance of the Corporation, including return on equity, return on assets, growth of the Corporation, and management of assets, liabilities, and capital. In addition, the Officers' Compensation Committee conducts a comparison study of the Corporation's executive compensation with the executive compensation for comparable positions in similar corporations within the Corporation's peer group. During 2005 The Committee engaged the

7.

services of a consultant specializing in financial industry executive compensation to review the compensation of the executive officers of the Corporation. The Committee also considers intangible factors such as the scope of responsibility of the executive, leadership within the Corporation, the community, within the financial services industry, and whether the Corporation, under the executive's leadership, has been able to serve worthwhile public purposes while enhancing shareholder value. All of these factors are considered in the context of the market for the Corporation's products and services, and the complexity and difficulty of managing business risks in the prevailing economic conditions and regulatory environment. The analysis is conducted with respect to each of the Executive Officers including the Chief Executive Officer. Details regarding the compensation of each of the Executive Officers is set forth in the Tables that follow this report.

The foregoing report on executive compensation for 2005 is provided by the following directors, who constitute the Officers' Compensation Committee:

THE OFFICERS' COMPENSATION COMMITTEE

Daniel P. Fuller	Alan J. Stone	James S. Fralick
Richard P. Miller, Jr.	Caroline C. Shipley	George W. Hamlin, IV (ex-officio)

Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

George W. Hamlin, IV, President and CEO of the Corporation and the Bank served as a non-voting member of the Compensation Committee during 2005.

BOARD OF DIRECTORS COMPENSATION

     For the years 2005 and 2004, no compensation was paid to members of the Board of Directors of Canandaigua National Corporation. For the year 2005, the Chairman of the Board of Directors of The Canandaigua National Bank and Trust Company was compensated at the rate of $1,000 per meeting attended and the remaining members, including employee-directors, were paid at the rate of $850 per meeting attended.

EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation				Long Term Compensation
					Awards			Other Compensation
	Year	Salary ($)	Bonus ($)	Other Annual Compensation (Management Group Life Insurance) ($)	Securities Underlying Options/SARs (#) / (#)			Defined Contribution Plan ($)	All other Compensation[1] ($)
George W. Hamlin, IV	2005	287,895	88,421	9,855	-	/	395	28,293	21,751
President, Chief Executive	2004	280,736	106,139	9,855	1,261	/	233	28,449	17,628
Officer	2003	273,889	88,101	9,855	1,770	/	-	29,705	15,478

Robert G. Sheridan	2005	165,590	43,585	3,447	-	/	237	22,682	5,529
Secretary	2004	151,721	56,203	3,447	758	/	140	22,413	4,455
	2003	148,020	36,881	3,447	1,062	/	-	18,727	3,263
James C. Minges[2]	2005	133,005	39,054	4,596	-	/	237	20,187	5,105
Sr. Vice President	2004	129,698	42,101	4,596	758	/	140	19,032	4,117
	2003	126,534	28,778	4,596	1,062	/	-	16,926	3,125
Richard H. Hawks[2]	2005	122,853	31,097	2,961	-	/	237	17,618	4,836
Sr. Vice President	2004	119,798	27,908	2,961	758	/	140	17,763	5,153
	2003	116,876	29,547	2,961	1,062	/	-	17,112	3,048
Joseph L. Dugan[2]	2005	137,365	44,790	1,812	-	/	237	19,826	2,621
Sr. Vice President	2004	133,949	47,643	1,812	758	/	140	19,295	2,092
	2003	130,682	26,947	1,812	1,062	/	-	16,620	1,637

1   Includes the Bank's contributions under the Employee Stock Ownership Plan (ESOP) maintained by the Bank for all of its employees, and the Supplemental Executive Compensation Plans (SERP). SERP I is an unfunded, non-qualified, deferred compensation agreement covering the Chief Executive Officer of The Canandaigua National Bank and Trust Company. SERP II is an unfunded non-qualified deferred compensation agreement covering certain executive officers of The Canandaigua National Bank and Trust Company.

2 Officer of subsidiary, The Canandaigua National Bank and Trust Company, only.

	ESOP	SERP I	SERP II
George W. Hamlin , IV	$2,261	$ 10,983	$8,507
Robert G. Sheridan	$1,674	-	$3,855
James C. Minges	$1,431	-	$3,674
Richard H. Hawks	$1,321	-	$3,515
Joseph L. Dugan	$1,478	-	$1,143
8.

STOCK APPRECIATION RIGHTS (SAR)
PHANTOM STOCK AWARDS (PSA)

     During 2005, the Corporation granted SAR and PSA pursuant to the Corporation's 1989 Incentive Stock Plan. The Table below shows the relevant information pertaining to the grant of SAR and PSA during 2005 to the named executive officers.

Name	Year	Securities Underlying Number of SAR/PSA	% of Total SAR/PSA Granted in Fiscal Year	Exercise Price $ SAR only	Expiration Date (1) SAR and PSA	Aggregate Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the SAR and PSA Term ($) (1) 5% 10%
George W. Hamlin, IV	2005	197 / 197	19%	129.02	2006	123,932	131,047
Robert G. Sheridan	2005	118 / 118	12%	129.02	2013	110,856	167,730
James C. Minges	2005	118 / 118	12%	129.02	2006	74,361	78,629
Richard H. Hawks	2005	118 / 118	12%	129.02	2016	130,740	228,309
Joseph L. Dugan	2005	118 / 118	12%	129.02	2027	234,469	679,722

(1) Since these rights have no stated expiration date, the expiration date for these calculations is the later of the current date or the year of the grantee's 65th birthday-considered normal retirement age.

     The following table sets forth the aggregated SAR and PSA values at January 11, 2006, for the named executive officers. The value of the SAR and PSA reflected in the table are based on the per-SAR and per-PSA value of $360.28 minus the related exercise price, except for pre-1998 SAR and PSA, which are valued at $121.00 minus the related exercise price. The per-SAR and per-PSA values for pre-1998 SAR and PSA were frozen at $121.00 by the Board of Directors effective January 1, 1999.

Name	Total number of unexercised SAR and PSA at January 11, 2006		Total Value of Unexercised in-the-money SAR and PSA at January 11, 2006
	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
George W. Hamlin, IV	314	314	113,121	74,601
Robert G. Sheridan	188	188	67,873	44,761
James C. Minges	-	188	N/A	44,761
Richard H. Hawks	-	1,739	N/A	277,450
Joseph L. Dugan	-	377	N/A	112,633

During 2005, the named executive officers exercised Stock Appreciation Rights and Phantom Stock Awards as follows:

Name	Stock Appreciation Rights		Phantom Stock Awards
	# Exercised	Value Realized ($)	# Exercised	Value Realized ($)
George W. Hamlin, IV	None	N/A	None	N/A
Robert G. Sheridan	None	N/A	None	N/A
James C. Minges	None	N/A	188	72,091
Richard H. Hawks	None	N/A	None	N/A
Joseph L. Dugan	None	N/A	None	N/A
9.

STOCK OPTIONS

No stock options were granted during 2005, pursuant to the Corporation's 1998 Stock Option Plan. All available options have been granted.

     The following table sets forth the aggregated options exercised during 2005 and the aggregated option values at January 11, 2006, for the named executive officers using an estimated market price of $360.28, the latest average market value in 2006 in a public auction.

Name	Shares Acquired on exercise	Value Realized	Total number of securities underlying unexercised options at January 11, 2006		Total Value of unexercised in-the-money options at January 11,2006
	(#)	($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
George W. Hamlin, IV	-	-	9,548	1,902	1,984,861	306,687
Robert G. Sheridan	420	100,846	4,273	1,142	841,134	184,090
James C. Minges	1,300	304,435	2,787	1,142	501,617	184,090
Richard H. Hawks	-	-	2,295	4,577	531,289	844,010
Joseph L. Dugan	-	-	-	2,855	N/A	460,164
10.

PERFORMANCE GRAPH

     The performance graph shown below is required by SEC regulations. The theory underlying this requirement is that all corporations have organized trading markets for their securities. The graph is provided so that shareholders and prospective shareholders can compare market results with peer companies or with indexes of companies in similar businesses or having similar capitalization, e.g., those companies which are listed on the NASDAQ or NYSE.

     THE CORPORATION'S COMMON STOCK IS NOT LISTED ON A NATIONAL SECURITIES EXCHANGE, NOR IS IT ACTIVELY TRADED; LESS THAN 1.5% OF THE CORPORATION'S OUTSTANDING SHARES HAVE BEEN BOUGHT AND SOLD IN ANY YEAR REPRESENTED IN THE GRAPH. DUE TO THE EXTREMELY LIMITED NUMBER OF TRANSACTIONS, THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK USED IN THE GRAPH MAY NOT BE INDICATIVE OF THE ACTUAL VALUE OF THE CORPORATION'S COMMON STOCK. THE GRAPH SET FORTH BELOW DEPICTS THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK BASED ONLY UPON TRANSACTIONS FOR WHICH THE CORPORATION HAS PRICE INFORMATION. THERE ARE PURCHASES AND SALES OF THE CORPORATION'S COMMON STOCK FOR WHICH THE CORPORATION HAS NO PRICE INFORMATION; THEREFORE, THE ACTUAL AVERAGE SALE PRICE OF ALL SHARES BOUGHT AND SOLD IN ANY QUARTER MAY BE DIFFERENT THAN SET FORTH IN THE GRAPH.

Canandaigua National Corporation
Total Return Performance
Index Value
400
350
300
250
200
150
100
50
0
Canandaigua National Corporation
SNL $500M-$1B Bank Index
SNL Mid-Atlantic Bank Index
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005

	Period Ending
Index	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Canandaigua National Corporation	100.00	107.71	120.52	211.16	263.55	267.38
SNL $500M-$1B Bank Index	100.00	129.74	165.63	238.84	270.66	282.26
SNL Mid-Atlantic Bank Index	100.00	94.24	72.48	103.05	109.15	111.08

11.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors selected KPMG LLP as independent certified public accountants of Canandaigua National Corporation for the year ended December 31, 2005. Representatives of KPMG LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they so desire.

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Corporation's Proxy Statement and form of Proxy relating to the 2007 Annual Meeting of Shareholders, which is anticipated to be held on March 14, 2007, a Shareholder proposal must be received by the Secretary at the address set forth on the first page of this Proxy Statement not later than October 24, 2006. Shareholders intending to submit proposals to be included in the Corporation's Proxy Statement must comply with the provisions of SEC Rule. Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet the criteria established under the Exchange Act.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the 2006 Annual Meeting of Shareholders. However, if other matters should come before the meeting, it is the intention of each person named in the Proxy to vote it in accordance with his or her judgment on such matters.

     To the extent permitted under the rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions "Report of the Audit Committee" "Report of the Officers' Compensation Committee," and "Performance Graph" shall not be deemed to be "soliciting material," shall not be deemed filed with the Commission, and shall not be incorporated by reference in any filing by the Corporation under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

By Order of the Board of Directors

/s/Robert G. Sheridan
Robert G. Sheridan
Secretary
February 8, 2006
12.

Charter of the Audit Committee of the Boards of Directors
Of Canandaigua National Corporation and Canandaigua National Bank

1.	Management Responsibilities

It is the responsibility of management to prepare the Company's financial statements and ensure they are complete and accurate and are in accordance with generally accepted accounting principles. Sarbanes Oxley Section 404 requires management to design, document, evaluate, and report on the effectiveness of operations of its internal control over financial reporting. Further, it is the responsibility of management to assure compliance with laws and regulations and the Company's Standards of Conduct.

2.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee will work with management, the Board of Directors and the internal and external auditors in an open, positive and constructive manner. It will be visible and will clearly communicate the Committee's role and expectations to appropriate groups within the Company. It will be a constructive resource to management, will be well-informed and knowledgeable about the business and will provide leadership by building and maintaining supportive and trusting relationships with management and the auditors. The Committee will help establish the overall tone for quality financial reporting, sound business risk controls and ethical behavior throughout the Company.

The Audit Committee's primary functions are to:

-	Monitor the integrity of the Company's financial reporting process and system of internal controls regarding finance, accounting, security, regulatory and legal compliance

-	Monitor the independence and performance of the Company's external auditors and internal auditing department.

-	Provide an avenue of communication among the external auditors, management, the internal auditing department, and the Board of Directors.

-	Arrange at least once during each calendar year for a suitable audit of significant fiduciary activities as described in 12 CFR 9.

-	Review with the Internal Auditor the Risk Assessment program and approve the annual internal audit schedule.

-	Monitor quarterly internal audit's adherence to the approved audit schedule.

-	Consider for expansion of basic internal audit work when significant issues arise or when significant changes occur in the institution's environment, structure, activities, risk exposures, or systems.

The Audit Committee has the authority to conduct any investigation appropriate to fulfill itsresponsibilities, and it has direct access to the external auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Created 7/26/01 Approved: 8/1/01 Revised 2/12/02 Revised: 12/3/03 Revised 11/2/05	Page 1 of 4

Charter of the Audit Committee of the Boards of Directors
Of Canandaigua National Corporation and Canandaigua National Bank

3.	Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. Audit Committee members shall be recommended by the Chairman of the Board of Directors and approved by Board of Directors.

Audit Committee members shall meet the independence and experience requirements of the SEC and Sarbanes-Oxley Act of 2002. To be considered independent, the member cannot, other than in their role as committee member, accept any consulting, advisory, or other compensatory fee from the Company, or be a person affiliated with the Company or any subsidiary.

The Audit Committee shall meet quarterly, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Audit Committee will communicate with management and the external auditors quarterly to discuss the Company's financial statements.

Audit Committee Financial Expert

The Company will disclose in its annual report whether at least one "audit committee financial expert" serves on its Audit Committee. If yes, the Company will disclose the name of the "audit committee financial expert." If not, the Company will explain why it does not have an "audit committee financial expert."

4.	Audit Committee Responsibilities and Duties

Review Procedures

-

Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

-

Review the Company's annual audited financial statements and interim financial reports as needed including discussion with management and external auditors of significant issues regarding critical accounting policies, practices, and judgments.

	-	Review significant findings prepared by the external auditors and the internal auditing department together with management's responses.

External Auditor Engagement

	-	Be directly responsible for the appointment, compensation, and oversight of the work undertaken by any public accounting firm employed for the purpose of issuance of the audit report or related work.

	-	Review the independence and performance of the auditors and annually engages the external auditors or discharges the auditors when circumstances warrant.

	-	Review and discuss with the external auditors on an annual basis all significant relationships they have with the Company that could impair the auditor's independence.

Created 7/26/01 Approved: 8/1/01 Revised 2/12/02 Revised: 12/3/03 Revised 11/2/05		Page 2 of 4

Charter of the Audit Committee of the Boards of Directors
Of Canandaigua National Corporation and Canandaigua National Bank

-	Review the external auditors audit plan including scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

-	Discuss the results of the audit with the external auditors, including certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

-	Observe all requirements and restrictions pertaining to the external auditors.

-

All services provided by the external auditor are to be pre-approved by the Audit Committee. The Chair of the Audit Committee may approve engagement of services that arise between Audit Committee meetings.

-

External auditors are prohibited from providing the following non-audit services: bookkeeping; financial information systems design and implementation; appraisal or valuation; actuarial services; internal audit outsourcing; management functions or human resources; broker dealer, investment advisor or investment banking; legal or expert services unrelated to the audit; any other service determined by the Board to be impermissible.

-

The lead external audit partner and the SEC reviewing partner are required to rotate off the Engagement after 5 years and must stay off the engagement for 5 years. Other partners (non-lead,tax or other specialist partners) must rotate after seven years and must stay off the engagement for two years. The Audit Committee will evaluate the partners on the account to ensure they meet the rotation requirement at time of audit proposal.

Internal Audit Department

-	Review the budget, staffing, schedule, activities, risk assessment, and independence of the internal audit department.

-	Review the appointment and performance of the senior internal audit executive.

-	Ensure that the senior internal audit executive reports directly to the Audit Committee regarding both audit issues and department administrative matters, e.g. resources, appraisals, and compensation.

-	Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

-	Engage third party vendors to assist the Internal Audit Department in fulfilling its schedule, e.g. Loan Review and IT.

-	Review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements.

-

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters (Whistleblower Program).

-	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Created 7/26/01 Approved: 8/1/01 Revised 2/12/02 Revised: 12/3/03 Revised 11/2/05	Page 3 of 4

Charter of the Audit Committee of the Boards of Directors
Of Canandaigua National Corporation and Canandaigua National Bank

-	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities

-	Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

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